AMENDMENT TO

SCHEDULE A

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

THIS AMENDED SCHEDULE A lists the Funds and the Expense Limitation Amounts which are established pursuant to the Amended and Restated Expense Limitation Agreement dated April 26, 2019.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE

Lincoln Hedged Nasdaq-100 Fund	0.85%	N/A	1.20%	May 1, 2025	June 21, 2026

Lincoln Hedged S&P 500 Conservative Fund	0.69%	N/A	1.04%	May 1, 2025	June 21, 2026

Lincoln Hedged S&P 500 Fund	0.70%	N/A	1.05%	May 1, 2025	June 21, 2026

Lincoln Opportunistic Hedged Equity Fund	0.59%	N/A	0.94%	May 1, 2025	April 30, 2026

LVIP American Century Balanced Fund	0.67%	0.77%	1.02%	May 1, 2025	April 30, 2026

LVIP American Century Capital Appreciation Fund	0.57%	0.79%	0.94%	May 1, 2025	April 30, 2026

LVIP American Century Disciplined Core Value Fund	0.61%	0.71%	0.96%	May 1, 2025	April 30, 2026

LVIP American Century Inflation Protection Fund	0.36%	0.46%	0.71%	May 1, 2025	April 30, 2026

LVIP American Century International Fund	0.85%	0.95%	1.10%	May 1, 2025	April 30, 2026

LVIP American Century Large Company Value Fund	0.60%	0.70%	0.85%	May 1, 2025	April 30, 2026

LVIP American Century Mid Cap Value Fund	0.76%	0.86%	1.01%	May 1, 2025	April 30, 2026

LVIP American Century Ultra Fund	0.65%	0.75%	0.90%	May 1, 2025	August 31, 2026

LVIP American Century Value Fund	0.61%	0.71%	0.86%	May 1, 2025	April 30, 2026

LVIP American Funds Vanguard Active Passive Growth Fund	0.42%	N/A	0.77%	May 1, 2025	July 1, 2027

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE

LVIP BlackRock Dividend Value Managed Volatility Fund	0.63%	N/A	0.88%	[August 1, 2025]	[August 1, 2027]

LVIP BlackRock Equity Dividend Fund*	0.67%	N/A	0.97%	May 1, 2025	April 30, 2026

LVIP BlackRock Global Allocation Fund*	0.71%	N/A	0.96%	May 1, 2025	April 30, 2026

LVIP Channing Small Cap Value Fund	0.88%	N/A	1.13%	May 1, 2025	April 30, 2026

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.645%	N/A	0.995%	May 1, 2025	April 30, 2026

LVIP Dimensional International Core Equity Fund	0.62%	N/A	0.87%	May 1, 2025	April 30, 2026

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.095%	N/A	0.445%	May 1, 2025	April 30, 2026

LVIP Fidelity Institutional AM® Total Bond Fund*	0.51%	N/A	0.81%	May 1, 2025	April 30, 2026

LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.325%	N/A	0.575%	May 1, 2025	April 30, 2026

LVIP Invesco Select Equity Income Managed Volatility Fund*	0.565%	N/A	0.915%	May 1, 2025	April 30, 2026

LVIP JPMorgan Retirement Income Fund *	0.38%	N/A	0.63%	May 1, 2025	April 30, 2026

LVIP JPMorgan Short Duration Bond Fund*	0.47%	N/A	0.77%	May 1, 2025	April 30, 2026

LVIP Loomis Sayles Global Growth Fund	0.77%	N/A	1.12%	May 1, 2025	April 30, 2026

LVIP Macquarie High Yield Fund*	0.74%	N/A	1.04%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP Macquarie SMID Cap Core Fund*	0.80%	N/A	1.10%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE

LVIP Macquarie U.S. Growth Fund	0.73%	N/A	1.03%	May 1, 2025	April 30, 2026

LVIP Macquarie U.S. REIT Fund*	0.83%	N/A	1.13%	May 1, 2025	April 30, 2026

LVIP Macquarie Wealth Builder Fund	0.71%	N/A	0.96%	May 1, 2025	April 30, 2026

LVIP Multi-Manager Global Equity Managed Volatility Fund	0.21%	N/A	0.56%	May 1, 2025	April 30, 2026

LVIP Multi-Manager International Equity Managed Volatility Fund	0.185%	N/A	0.435%	May 1, 2025	April 30, 2026

LVIP PIMCO Low Duration Bond Fund	0.50%	N/A	0.75%	May 1, 2025	April 30, 2026

LVIP SSGA Conservative Index Allocation Fund	0.20%	N/A	0.45%	May 1, 2025	April 30, 2026

LVIP SSGA Emerging Markets Equity Index Fund	0.50%	N/A	0.75%	May 1, 2025	April 30, 2026

LVIP SSGA International Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2025	April 30, 2026

LVIP SSGA Large Cap Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2025	April 30, 2026

LVIP SSGA Nasdaq- 100 Index Fund	0.45%	N/A	0.70%	May 1, 2025	April 30, 2026

LVIP SSGA Short- Term Bond Index Fund	0.3625%	N/A	0.6125%	May 1, 2025	April 30, 2026

LVIP SSGA SMID Cap Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2025	April 30, 2026

LVIP Structured Moderate Allocation Fund	0.21%	N/A	0.46%	[August 1, 2025]	[August 1, 2027]

LVIP T. Rowe Price 2020 Fund	0.24%	N/A	0.49%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP T. Rowe Price 2030 Fund	0.25%	N/A	0.50%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE

LVIP T. Rowe Price 2040 Fund	0.26%	N/A	0.51%	May 1, 2025	April 30, 2026

LVIP T. Rowe Price 2050 Fund	0.27%	N/A	0.52%	May 1, 2025	April 30, 2026

LVIP T. Rowe Price 2060 Fund	0.27%	N/A	0.52%	May 1, 2025	April 30, 2026

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.315%	N/A	0.565%	May 1, 2025	April 30, 2026

MASTER-FEEDER FUNDS

LVIP American Global Small Capitalization Fund	0.10% [1] Service II Class	N/A	May 1, 2025	April 30, 2026

The parties hereto have caused this SCHEDULE A to be signed by their duly authorized officers as of May

1, 2025 and effective in accordance with the dates noted above.

LINCOLN FINANCIAL INVESTMENTS CORPORATION		LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its Funds listed on Schedule A

By:	/s/ Benjamin A. Richer	By:	/s/ James Hoffmayer
Name:	Benjamin A. Richer	Name:	James Hoffmayer
Title:	Senior Vice President	Title:	Vice President & Chief Accounting Officer

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.